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                            Advice of Borrowing Terms
                                       for
                            Vicon Industries Limited





                                      From:
                           Portsmouth Corporate Office


                                  13 March 2001


                                       N

                                 Advice of Borrowing Terms

Relationship        Portsmouth Corporate Office     Date:  13 March 2001
Office:

              Borrower(s)                        Registered Number:
       Vicon Industries Limited                        1551194


We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 12 March 2002 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

o     the terms and conditions below,

o the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

o     the Security detailed in the attached Security Schedule, and

o     the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.


Conditions:
The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:
o Monthly management accounts in the existing format, including aged Debtor profile, to be provided to us within 21 days of the end of the month to which they relate.
o Audited accounts to be provided to us within 180 days of the financial year end to which they relate.
o  Lending formulae to continue to be adhered to whereby:
   -> Debtors (less than 90 days) plus stock (minus Preferentials) to cover
      Overdraft by 250%;
   -> Debtors (less than 90 days) alone to cover Overdraft by 150%.







John McLellan
Corporate Manager

For and on behalf of
National Westminster Bank Plc



Acceptance:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               Form of Acceptance
                               ------------------


I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).





By (name and title):  ................................
Date

For and on behalf of:
Vicon Industries Limited

























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

                                Facility Schedule

Part 1 - Facilities Repayable on Demand:

                            -----------------------
                             Overdraft: - Base rate
                            -----------------------
 ------------------------------------------------------------------------------
 Account Number:         01144642 / 06854451 (56-00-64)
------------------------------------------------------------------------------
 Name of Borrower        Vicon Industries Limited
------------------------------------------------------------------------------
 Limit: (pound)600,000 (Six hundred thousand pounds) Split (pound)550,000 on Sterling account number 01144642 & (pound)50,000 (Euro 80,000) on Euro account number
                         06854451
------------------------------------------------------------------------------
 Purpose:                To finance working capital
------------------------------------------------------------------------------
 Repayment:              Fully fluctuating
------------------------------------------------------------------------------
 1st Debit Interest      2% above the Bank's Base rate
 Rate:
------------------------------------------------------------------------------
 2nd Debit Interest      5% above the Bank's Base rate on borrowing over
 Rate: (pound)550,000 on Sterling account number 01144642 and (pound)50,000 (Euro 80,000) on Euro account number
                         06854451  or in excess of agreed facilities
------------------------------------------------------------------------------
 Interest Payable:       Quarterly
------------------------------------------------------------------------------
 Arrangement Fee:  (pound)1,850.00  will be debited on 13 March 2001
------------------------------------------------------------------------------
 Excess                  Fees: We will be entitled to charge an excess fee at
                         the Bank's published rate for each day any agreed limit
                         is exceeded (see our "Services & Charges for Business
                         Customers" brochure for details).
------------------------------------------------------------------------------

                                 --------------------
                                  Forward Exchange
                                 --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Contract Term:          Maximum contract term of 6 months
------------------------------------------------------------------------------
 Purpose:                Currency Hedging
------------------------------------------------------------------------------
 Limit:              (pound)300,000 where utilisation is calculated in
                         accordance with the Bank's
                         Forward Exchange Matrix from time to time.
------------------------------------------------------------------------------

                              ----------------------
                                   Terminable
                                   Indemnities
                              ----------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit:            (pound)250,000
------------------------------------------------------------------------------
 Type and Purpose:       HM Customs & Excise Duty deferment Bond
------------------------------------------------------------------------------
 Basis of Expiry:        Ongoing
------------------------------------------------------------------------------
 Indemnity Fee:    (pound)2,188 p.a. (i.e. 0.875%) payable half yearly  in
                         advance,
                         debited biannually in instalments of(pound)1,094.00,
                         taken in Jan and July.
------------------------------------------------------------------------------

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
Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.
------------------------------------------------------------------------------
     Name of Borrower       Facility and Purpose    Amount          Date
                                                    (pound)         Agreement
                                                                    Signed
------------------------------------------------------------------------------
  Vicon Industries        Commercial Fixed Rate     Originally      8 April
  Limited                 Loan                      (pound)500,000  1997
                          To uplift Japanese Yen    (balance
                          loan from Chugai          (pound)308,334
                          Boyeici Co Ltd and to      plus Interest)
                          provide working capital
------------------------------------------------------------------------------

                                --------------------
                                  Settlement Risk
                                --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit/Frequency:        (pound)20,000 at any one time
------------------------------------------------------------------------------
 Type and Purpose:       Inward Collections : to release Documents in Trust
------------------------------------------------------------------------------

                                --------------------
                                  Settlement Risk
                                --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit/Frequency:        (pound)500,000 per day
------------------------------------------------------------------------------
 Type and Purpose:       Daytime exposure limit to facilitate payments from
                         International Banking Centre in Redhill
------------------------------------------------------------------------------

                                --------------------
                                Cheque Negotiations
                                --------------------
------------------------------------------------------------------------------
 Name of Borrower:       Vicon Industries Limited
------------------------------------------------------------------------------
 Limit:                  (pound)50,000
------------------------------------------------------------------------------
 Purpose:                Negotiation of Foreign Cheques with Recourse
------------------------------------------------------------------------------
 Fees:                   Subject to separate tariff, calculated on sterling
                         value of cheque.  Information available upon
                         request or at the time the service is provided
------------------------------------------------------------------------------

                                Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities
(both  actual  and  contingent)  to  us.  These  liabilities  include,   without
limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.
-------------------------------------------------------------------------------
Date Executed/New:             Security:               Given/to be given by:
-------------------------------------------------------------------------------
6 July 1989        Guarantee for(pound)1 million       Vicon Industries Inc.
-------------------------------------------------------------------------------
9 April 1997       First legal mortgage over           Vicon Industries (UK)
                   Industrial Unit at Site P3,         Limited
                   Brunel Way,  Segensworth
                   Industrial Estate, Fareham ,
                   Hampshire
-------------------------------------------------------------------------------
17 October 1990    Mortgage Debenture                  Vicon Industries (UK)
                                                       Limited
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